UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.
                        DATE OF REPORT: NOVEMBER 14, 2005
                        (Date of earliest event reported)

                            MEXCO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

      CO                             0-6694                       84-0627918
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                    Identification
 incorporation)                                                    Number)

           214 W. TEXAS AVENUE, SUITE 1101                79701
       (Address of principal executive offices)         (Zip Code)

                  Registrant's telephone number, including area
                               code: 432-682-1119


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 14, 2005, Mexco Energy Corporation issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release is furnished as a part of this current report on Form 8-K as
Exhibit 99.1 and is incorporated herein in its entirety by reference.

The press release is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit 99.1 Copy of Mexco's press release dated November 14, 2005, publicly announcing its second quarter fiscal 2006 financial results.

Pursuant to the requirements of the Securities and Exchange Act of 1934, Mexco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MEXCO ENERGY CORPORATION

Dated:  November 14, 2005                          By:  /s/ Nicholas C. Taylor
                                                        ------------------------
                                                        Nicholas C. Taylor
                                                        CEO




                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
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99.1  Copy of Mexco's press release dated November 14, 2005, publicly announcing its second quarter fiscal 2006 financial results.